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                                                                    Exhibit 99.1


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James J. Forese, Chief Executive Officer, state and attest that:

     1) To the best of my knowledge, based upon a review of the covered reports of IKON Office Solutions, Inc., and, except as corrected or supplemented in a subsequent covered report:

          . No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed);

     2) I have reviewed the contents of this statement with IKON Office Solutions' Audit Committee.

     3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report filed on Form 10-K for the Fiscal Year Ended September 30, 2001 of IKON Office Solutions;

          . All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of IKON Office Solutions, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    Any amendments to any of the foregoing.


                                                       Subscribed and sworn to
       /s/ JAMES J. FORESE                             before me this 13/th/ day
       -------------------                             of August, 2002.
       James J. Forese
       August 13, 2002
                                                       /s/ MICHELE G. MCDEVITT
                                                       -----------------------
                                                       Notary Public
                                                       My Commission Expires:
                                                       May 30, 2005